EXHIBIT 10.1 C

                       THIS ASSIGNMENT AGREEMENT MADE THIS
                              31st DAY OF JULY 1997

      BETWEEN: MISS SAOWANI CHAQIPHAN, having an office at 23 Rue Ramelina, Immeuble Faubourg St. Honore, Antananarivo 101, Madagascar.

            ("MISS S")

                                     - and -

            MR. DROR MORADOV, having an office at 23 Rue Ramelina, Immeuble Faubourg St. Honore, Antananarivo 101, Madagascar.

            ("MR. D")

                                    - and -

            SAOWANI DEVELOPMENT S.A.R.L., a body corporate pursuant to the laws of Madagascar having an office at 23 Rue Ramelina, Immeuble Faubourg St. Honore, Antananarivo 101, Madagascar.

            ("SAO")

                                     - and -

            FULCRUM HOLDINGS OF AUSTRALIA INC., a body corporate incorporated under the laws of Florida, having an office at 1 South Ocean Blvd. Suite 301 Boca Raton Florida 33432.

            ("FULCRUM")

WITNESSES THAT WHEREAS:

A. MISS S and MR. D. own 100% of the issued, outstanding, and voting shares of a Madagascar corporation called SAO;

B. AND WHEREAS SAO, MISS S and MR. D are parties to a July 15, 1997 Letter of Intent with FULCRUM wherein MISS S and MR. D desire to sell to FULCRUM and FULCRUM wishes to purchase 90% of MISS S's and MR. D's right, title, and interest in and to the common stock of SAO;

C. AND WHEREAS the said Letter of Intent provides that FULCRUM may assign its interest in the said Letter of Intent to a third party and all parties hereto are aware that said Assignment has already been negotiated with a "deemed publicly traded Company".

NOW THEREFORE, in consideration of the promises and covenants hereinafter contained the parties hereto agree as follows:

1. For and in consideration of the payments noted in paragraph 2 herein MISS S, MR. D and SAO hereby consent to FULCRUMS assignment of its entire right and interest in the August 25, 1997 Letter of Intent to a "deemed publicly traded company".

2. The consideration to be paid by FULCRUM for the parties consent is as follows; namely:

      (a) Transfer of One Million, Five Hundred Thousand of the issued outstanding and voting shares of a "deemed publicly company" to MR. DROR MORADOV pursuant to the applicable security regulations in place which will be subject to the pricing of US$0.10 per share and will arrange for a release of the common voting shares in accordance with the rules prescribed by the Securities Exchange Commission; (being the consideration noted in clause 9 (e) of the said Letter of Intent).

            (i) The said transfer of shares to be effected within a reasonable time following the issuance of said shares to FULCRUM in accordance with a further Assignment Agreement between FULCRUM and the "deemed publicly traded company" the identity of which is known to all parties hereto as evidenced by their initialing of the further said Assignment Agreement.

      (b) Payment of US One Hundred (US$ 100.00) Dollars to SAO the receipt and sufficiency of which is hereby acknowledged by SAO; and,

      (b) Payment of US One Hundred (US$100.00) to MISS S the receipt and sufficiency of which is hereby acknowledged by MISS S.

3. Not to restrict the generality of the foregone, FULCRUM hereby assigned to a "deemed publicly traded company" full responsibility for the implementation of the Letter of Intent and further all obligations, rights and responsibilities arising therefrom or accruing thereto.

     These present and covenants are hereby agreed on the date herein before noted.


      /s/ Saowani Chaqiphan                    /s/ [ILLEGIBLE]
     ------------------------------------      ---------------------------------
     MISS SAOWANI CHAQIPHAN                     Witness


      /s/ Dror Moradov                         /s/ [ILLEGIBLE]
     ------------------------------------      ---------------------------------
     . DROR MORADOV                             Witness


      /s/ Saowani Chaqiphan                    /s/ [ILLEGIBLE]
     ------------------------------------      ---------------------------------
     SAOWANI DEVELOPMENT S.A.R.L.               Witness


      /s/ Greral E Sklar                       /s/ Anthony E Sklar
     ------------------------------------      ---------------------------------
     FULCRUM HOLDINGS OF AUSTRALIA INC.         Witness


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